UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

Aveanna Healthcare Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40362	81-4717209
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Interstate North Parkway SE
Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 441-1580

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVAH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported, on December 10, 2021, Aveanna Healthcare Holdings Inc., a Delaware corporation (the "Company"), completed its acquisition of Comfort Care Home Health Services, LLC, an Alabama limited liability company (“Comfort Care Home Health”), Comfort Care Hospice, L.L.C., an Alabama limited liability company (“Comfort Care Hospice”), Premier Medical Housecall, LLC, an Alabama limited liability company (“Premier Medical Housecall,” and together with Comfort Care Home Health and Comfort Care Hospice, “Comfort Care”), as contemplated by the previously reported Membership Interest Purchase Agreement, entered into on September 27, 2021, by the Company's wholly owned subsidiary, Aveanna Healthcare Senior Services LLC, and the other parties thereto.

This Amendment No. 1 (this "Amendment") to the Current Report on Form 8-K filed by the Company on December 16, 2021 (the "Original Form 8-K") amends the Original Form 8-K to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except as set forth in this Amendment, the disclosure contained in the Original Form 8-K remains unchanged, and this Amendment should be read together with the Original Form 8-K and the Company's other filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired

The audited consolidated and combined balance sheet of Comfort Care Home Health Services, LLC and subsidiaries and affiliates as of December 31, 2020, the related audited consolidated and combined statements of operations, members' capital and cash flows of Comfort Care Home Health Services, LLC and subsidiaries and affiliates for the year ended December 31, 2020 and the notes related thereto, together with the report thereon by Warren Averett, LLC included in the audited consolidated and combined financial statements are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited consolidated and combined balance sheet of Comfort Care Home Health Services, LLC and subsidiaries and affiliates as of September 30, 2021, the related unaudited consolidated and combined statements of operations, members' capital and cash flows of Comfort Care Home Health Services, LLC and subsidiaries and affiliates for the nine-months ended September 30, 2021 and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated statement of operations of Comfort Care Home Health Services, LLC and subsidiaries for the year ended December 31, 2020 and unaudited pro forma condensed consolidated statement of operations of Comfort Care Home Health Services, LLC and subsidiaries for the nine-months ended September 30, 2021, the unaudited pro forma condensed consolidated balance sheet of Comfort Care Home Health Services, LLC and subsidiaries as of September 30, 2021 and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Warren Averett, LLC related to the financial statements of Comfort Care Home Health Services, LLC.
99.1	Audited Consolidated and Combined Financial Statements of Comfort Care Home Health Services, LLC and subsidiaries and affiliates as of and for the year ended December 31, 2020.
99.2	Unaudited Consolidated and Combined Financial Statements of Comfort Care Home Health Services, LLC and subsidiaries and affiliates as of and for the nine-months ended September 30, 2021.
99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aveanna Healthcare Holdings Inc.

Date:	February 24, 2022	By:	/s/ David Afshar
David Afshar Chief Financial Officer (Principal Financial and Accounting Officer)